BGSF, Inc. Reports Fourth Quarter and Fiscal Year 2024 Financial Results
Re-baselined Costs to Align with Revenues, Generated Record Operating Cash Flow of $24 million

PLANO, Texas – (March 12, 2025) – BGSF, Inc. (NYSE: BGSF), a leading provider of consulting, managed services, and professional workforce solutions, today reported financial results for the fourth fiscal quarter and fiscal year ended December 29, 2024.

Q4 2024 Highlights (results include sequential comparisons to Q3 2024):
•Revenues were $64.4 million for Q4, compared to $71.2 million for Q3.
◦Property Management segment revenues decreased 18.5% from Q3, primarily driven by seasonal demand.
◦Professional segment revenues declined 3.0% from Q3, primarily due to a decline in billing days of approximately 5%.
•Gross profit was $21.5 million, down from $24.3 million in Q3, primarily due to lower sales in Property Management.
•Net loss was $1.0 million, or $0.10 per diluted share for Q4, compared to a net loss of $0.8 million in Q3 or $0.07 per diluted share.
•Adjusted EBITDA1 was $1.4 million (2.2% of revenues) in Q4 compared to $3.4 million (4.8% of revenues) in Q3.
•Adjusted EPS1 was a loss of $0.06 for Q4, compared with Adjusted EPS1 $0.14 for Q3.

SUMMARY OF FINANCIAL RESULTS
(dollars in thousands) (unaudited)

	For the Thirteen Week Periods Ended
	December 29, 2024		December 31, 2023		September 29, 2024
Revenue:
Property Management	$24,306		$29,624		$29,824
Professional	40,105		43,943		41,362
Total	$64,411		$73,567		$71,186

Gross profit / Gross profit percentage:
Property Management	$8,734	35.9%	$11,589	39.1%	$10,696	35.9%
Professional	12,732	31.7%	13,858	31.5%	13,633	33.0%
Total	$21,466	33.3%	$25,447	34.6%	$24,329	34.2%

Operating income	$246		$3,227		$470
Net (loss) income	$(981)		$999		$(804)
Net (loss) income per diluted share	$(0.10)		$0.11		$(0.07)

Non-GAAP Financial Measures:
Adjusted EBITDA[1]	$1,387		$5,705		$3,387
Adjusted EBITDA Margin (% of revenue)[1]	2.2%		7.8%		4.8%
Adjusted EPS[1]	$(0.06)		$0.40		$0.14
1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures as defined and reconciled below.

Beth A. Garvey, Chair, President, and CEO, said, “Late in 2024, we implemented a significant cost restructuring plan to streamline operations and lower overhead with expense savings estimated to be between $7 to $9 million on an annual basis. We saw revenues stabilize as the year progressed and have seen similar trends in early 2025.”
“While we have progressed with the Company’s strategic review process, uncertainties in the demand environment persist, and we continue to expect this to be a 12- to 18-month process from our original May 2024 announcement.”

Conference Call
BGSF will discuss its fourth quarter and full fiscal year 2024 financial results during a conference call and webcast at 9:00 a.m. ET on March 13, 2025. Interested participants may dial 1-844-481-3017 (Toll Free) or 1-412-317-1882 (International). A replay of the call will be available until March 20, 2025. To access the replay, please dial 1-877-344-7529 (Toll Free), or 1-412-317-0088 (International) and enter access code 3405111. The live webcast and archived replay are accessible from the investor relations section of the Company’s website at https://investor.bgsf.com/events-and-presentations/default.aspx

About BGSF
BGSF provides consulting, managed services and professional workforce solutions to a variety of industries through its various divisions in IT, Finance & Accounting, Managed Solutions, and Property Management. BGSF has integrated several regional and national brands achieving scalable growth. The Company was ranked by Staffing Industry Analysts as the 97th largest U.S. staffing company and the 49th largest IT staffing firm in 2024. The Company’s disciplined acquisition philosophy, which builds value through both financial growth and the retention of unique and dedicated talent within BGSF’s family of companies, has resulted in a seasoned management team with strong tenure and the ability to offer exceptional service to our field talent and client partners while building value for investors. For more information on the Company and its services, please visit its website at www.bgsf.com.

Forward-Looking Statements
The forward-looking statements in this press release are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements regarding our future financial performance and the expectations and objectives of our board or management. The Company’s actual results could differ materially from those indicated by the forward-looking statements because of various other risks and uncertainties, including, among other things, risks relating to volatility and uncertainty in the capital markets, availability of suitable third parties with which to conduct any strategic transaction, whether the Company will be able to pursue a strategic transaction, or whether any such transaction, if pursued, will be completed successfully and on attractive terms, or at all, the risks associated with undertaking a review of strategic alternatives, including in respect of relationships with stockholders, employees, customers, and suppliers, the risks associated with and the ultimate effects of the Company's cost restructuring plan, as well as risks and uncertainties listed in Item 1A of the Company’s Annual Report on Form 10-K and in the Company’s other filings and reports with the Securities and Exchange Commission. All of the risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this press release, the words “allows,” “anticipates,” “believes,” “plans,” “expects,” “estimates,” “should,” “would,” “may,” “might,” “forward,” “will,” “intends,” “continue,” “outlook,” “temporarily,” “progressing,” "prospects," and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

CONTACT:
Steven Hooser or Sandy Martin
Three Part Advisors
ir@bgstaffing.com 214.872.2710 or 214.616.2207

Source: BGSF, Inc.

CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	December 29, 2024	December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	$353	$—
Accounts receivable (net of allowance for credit losses of $1,133 and $554, respectively)	40,194	56,776
Prepaid expenses	2,485	2,963
Other current assets	2,315	7,172
Total current assets	45,347	66,911

Property and equipment, net	1,137	1,217
Other assets
Deposits	2,092	2,699
Software as a service, net	4,438	5,026
Deferred income taxes, net	8,456	7,271
Right-of-use asset - operating leases	4,973	5,435
Intangible assets, net	24,517	30,370
Goodwill	59,151	59,588
Total other assets	103,627	110,389
Total assets	$150,111	$178,517

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$80	$95
Accrued payroll and expenses	13,001	14,902
Line of credit (net of debt issuance costs of $128)	—	24,746
Long-term debt, current portion (net of debt issuance costs of $24 and $0, respectively)	3,801	34,000
Accrued interest	223	438
Income taxes payable	212	282
Contingent consideration, current portion	2,662	4,208
Convertible note	4,368	4,368
Lease liabilities, current portion	1,573	2,016
Total current liabilities	25,920	85,055

Line of credit (net of debt issuance costs of $770)	5,625	—
Long-term debt, less current portion (net of debt issuance costs of $198)	32,527	—
Contingent consideration, less current portion	—	4,112
Lease liabilities, less current portion	3,770	3,814
Total liabilities	67,842	92,981

Commitments and contingencies
Preferred stock, $0.01 par value per share, 500,000 shares authorized, -0- shares issued and outstanding	—	—
Common stock, $0.01 par value per share; 19,500,000 shares authorized, 11,038,623 and 10,887,509 shares issued and outstanding, respectively, net of treasury stock, at cost, of 3,930	53	52
Additional paid in capital	70,260	68,551
Retained earnings	11,956	16,933
Total stockholders’ equity	82,269	85,536
Total liabilities and stockholders’ equity	$150,111	$178,517

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and dividend amounts)

For the Thirteen and Fifty-two Week Periods Ended December 29, 2024 and December 31, 2023

	Thirteen Weeks Ended		Fifty-two Weeks Ended
	2024	2023	2024	2023
Revenues	$64,411	$73,567	$272,499	$313,167
Cost of services	42,945	48,120	179,636	201,383
Gross profit	21,466	25,447	92,863	111,784
Selling, general, and administrative expenses	20,784	20,175	85,333	88,650
Gain on contingent consideration	(1,452)	—	(1,452)	—
Impairment losses	—	—	—	22,545
Depreciation and amortization	1,888	2,045	7,769	7,774
Operating income (loss)	246	3,227	1,213	(7,185)
Interest expense, net	(1,403)	(1,601)	(4,921)	(5,976)
(Loss) income before income taxes	(1,157)	1,626	(3,708)	(13,161)
Income tax benefit (expense)	176	(627)	370	2,938
Net (loss) income	$(981)	$999	$(3,338)	$(10,223)

Net (loss) income per share:
Basic	$(0.10)	$0.11	$(0.31)	$(0.95)
Diluted	$(0.10)	$0.11	$(0.31)	$(0.95)

Weighted-average shares outstanding:
Basic	10,943	10,812	10,896	10,766
Diluted	10,943	10,823	10,896	10,766

Cash dividends declared per common share	$—	$0.15	$0.15	$0.60

BUSINESS SEGMENTS
(dollars in thousands)

	December 29, 2024
	Thirteen Weeks Ended				Fifty-two Weeks Ended
	Property Mgmt	Profes-sional	Home Office	Total	Property Mgmt	Profes-sional	Home Office	Total
Contract field talent	$23,907	$38,923	$—	$62,830	$102,618	$162,759	$—	$265,377
Contingent placements	399	1,182	—	1,581	1,784	5,338	—	7,122
Revenue	24,306	40,105	—	64,411	104,402	168,097	—	272,499
Cost of services	15,572	27,373	—	42,945	66,033	113,603	—	179,636
Gross profit	8,734	12,732	—	21,466	38,369	54,494	—	92,863
Selling, general, and administrative expenses	5,929	10,248	4,607	20,784	24,693	42,432	18,208	85,333
Gain on contingent consideration	—	—	(1,452)	(1,452)	—	—	(1,452)	(1,452)
Depreciation and amortization	21	1,560	307	1,888	112	6,434	1,223	7,769
Operating income (loss)	2,784	924	(3,462)	246	13,564	5,628	(17,979)	1,213
Interest expense, net	—	—	(1,403)	(1,403)	—	—	(4,921)	(4,921)
Income tax benefit from continuing operations	—	—	176	176	—	—	370	370
Net income (loss)	$2,784	$924	$(4,689)	$(981)	$13,564	$5,628	$(22,530)	$(3,338)

	December 31, 2023
	Thirteen Weeks Ended				Fifty-two Weeks Ended
	Property Mgmt	Profes-sional	Home Office	Total	Property Mgmt	Profes-sional	Home Office	Total
Contract field talent	$28,968	$42,914	$—	$71,882	$121,827	$182,120	$—	$303,947
Contingent placements	656	1,029	—	1,685	3,250	5,970	—	9,220
Revenue	29,624	43,943	—	73,567	125,077	188,090	—	313,167
Cost of services	18,035	30,085	—	48,120	75,292	126,091	—	201,383
Gross profit	11,589	13,858	—	25,447	49,785	61,999	—	111,784
Selling, general, and administrative expenses	6,077	9,526	4,572	20,175	26,497	43,245	18,908	88,650
Impairment loss	—	—	—	—	—	22,545	—	22,545
Depreciation and amortization	33	1,706	306	2,045	133	6,461	1,180	7,774
Operating income (loss)	5,479	2,626	(4,878)	3,227	23,155	(10,252)	(20,088)	(7,185)
Interest expense, net	—	—	(1,601)	(1,601)	—	—	(5,976)	(5,976)
Income tax (expense) benefit from continuing operations	—	—	(627)	(627)	—	—	2,938	2,938
Net income (loss)	$5,479	$2,626	$(7,106)	$999	$23,155	$(10,252)	$(23,126)	$(10,223)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

Years ended December 29, 2024 and December 31, 2023

	2024	2023
Cash flows from operating activities
Net loss	$(3,338)	$(10,223)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	345	446
Amortization	7,424	7,328
Impairment losses	—	22,545
Loss on disposal of property and equipment	14	17
Gain on contingent consideration	(1,452)	—
Amortization of debt issuance costs	425	199
Interest expense on contingent consideration payable	44	740
Provision for credit losses	2,066	798
Share-based compensation	989	1,029
Deferred income taxes, net of acquired deferred tax liability	(1,185)	(5,075)
Net changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	14,516	12,163
Prepaid expenses and other current assets	5,164	(2,159)
Deposits	705	(83)
Software as a service	716	720
Accounts payable	(14)	(492)
Accrued payroll and expenses	(1,902)	(7,426)
Accrued interest	(215)	165
Income taxes receivable and payable	103	729
Other current liabilities	—	(1,000)
Operating leases	(26)	(35)
Net cash provided by operating activities	24,379	20,386

Cash flows from investing activities
Businesses acquired, net of cash acquired	—	(6,917)
Capital expenditures	(1,640)	(2,597)
Net cash used in investing activities	(1,640)	(9,514)

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(in thousands)

Years ended December 29, 2024 and December 31, 2023

	2024	2023
Cash flows from financing activities
Net (payments) borrowing line of credit	(18,479)	2,312
Proceeds from issuance of long-term debt	4,250	—
Principal payments on long-term debt	(1,700)	(6,000)
Payments of dividends	(1,639)	(6,507)
Issuance of ESPP shares	459	512
Issuance of shares under the 2013 Long-Term Incentive Plan	262	(10)
Contingent consideration paid	(4,250)	(1,110)
Payments of debt issuance costs	(1,289)	(69)
Net cash used in continuing financing activities	(22,386)	(10,872)
Net change in cash and cash equivalents	353	—
Cash and cash equivalents, beginning of year	—	—
Cash and cash equivalents, end of year	$353	$—

Supplemental cash flow information:
Cash paid for interest, net	$4,475	$4,668
Cash paid for taxes, net of refunds	$685	$1,378

NON-GAAP FINANCIAL MEASURES

The financial results of BGSF, Inc. are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission. To help the readers understand the Company's financial performance, the Company supplements its GAAP financial results with Adjusted EBITDA and Adjusted EPS.

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA and Adjusted EPS are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, net income per diluted share, operating income, or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities or measures of our liquidity. We believe that Adjusted EBITDA and Adjusted EPS are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. In addition, the financial covenants in our credit agreement are based on EBITDA as defined in the credit agreement.

We define “Adjusted EBITDA" as earnings before interest expense, income taxes, depreciation and amortization expense, costs associated with the evaluation of potential strategic alternatives (“Strategic alternatives review”), transaction fees, software as a service costs, restructuring plan costs, and certain non-cash expenses such as impairment losses and share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance.

We define “Adjusted EPS” as diluted earnings per share eliminating amortization expense of intangible assets from acquisitions, the Strategic Alternatives Review, transaction fees, software as a service costs, restructuring plan costs, and certain non-cash expenses such as impairment losses, as well as certain specific events that management does not consider in assessing our on-going operating performance, net of the respective income tax effect.

Reconciliation of Net (Loss) Income to Adjusted EBITDA
(dollars in thousands)

	Thirteen Weeks Ended		Fifty-two Weeks Ended		Thirteen Weeks Ended
	December 29, 2024	December 31, 2023	December 29, 2024	December 31, 2023	September 29, 2024
Net (loss) income	$(981)	$999	$(3,338)	$(10,223)	$(804)
Income tax expense (benefit)	(176)	627	(370)	(2,938)	52
Interest expense, net	1,403	1,601	4,921	5,976	1,222
Operating income (loss)	246	3,227	1,213	(7,185)	470
Depreciation and amortization	1,888	2,045	7,769	7,774	1,893
Gain on contingent consideration	(1,452)	—	(1,452)	—	—
Impairment losses	—	—	—	22,545	—
Share-based compensation	201	184	989	1,029	317
Strategic alternatives review	88	—	962	—	526
Cost restructuring plan	230	—	230	—	—
Software as a service[2]	179	177	716	720	179
Transaction fees	7	72	48	975	2
Adjusted EBITDA	$1,387	$5,705	$10,475	$25,858	$3,387
Adjusted EBITDA Margin (% of revenue)	2.2%	7.8%	3.8%	8.3%	4.8%
2 The Company capitalizes direct costs incurred in cloud computing implementation costs from hosting arrangements, which are reported as a Software as a service and are expensed as incurred in selling, general and administrative expenses.

Reconciliation of Net (Loss) Income EPS to Adjusted EPS

	Thirteen Weeks Ended		Fifty-two Weeks Ended		Thirteen Weeks Ended
	December 29, 2024	December 31, 2023	December 29, 2024	December 31, 2023	September 29, 2024
Net (loss) income per diluted share	$(0.10)	$0.11	$(0.31)	$(0.95)	$(0.07)
Acquisition amortization	0.13	0.15	0.56	0.57	0.13
Gain on contingent consideration	(0.13)	—	(0.13)	—	—
Impairment losses (pre-tax)	—	—	—	2.09	—
Strategic alternatives review	0.01	—	0.09	—	0.05
Cost restructuring plan	0.02	—	0.02	—	—
Software as a service[2]	0.02	0.02	0.07	0.07	0.02
Transaction fees	—	0.01	—	0.09	—
Income tax (benefit) expense adjustment	(0.01)	0.11	0.03	0.42	0.01
Adjusted EPS	$(0.06)	$0.40	$0.33	$2.29	$0.14
2 The Company capitalizes direct costs incurred in cloud computing implementation costs from hosting arrangements, which are reported as a Software as a service and are expensed as incurred in selling, general and administrative expenses.